UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2019
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Libbey Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (419) 325-2100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

On February 20, 2019, Libbey Inc. (“we,” “us,” “our” or “Libbey”) issued a press release announcing financial results for the fourth quarter ended December 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.05 Costs Associated with Exit or Disposal Activities

On February 18, 2019, the Board of Directors of Libbey approved a plan to pursue strategic alternatives with respect to our business in the People’s Republic of China (PRC), including the sale or closure of our manufacturing and distribution facility located in Langfang, PRC. The Board’s decision supports our ongoing efforts to optimize our manufacturing and supply network to deliver customer value and achieve our strategic objectives, including deployment of our capital to better drive shareholder value.
Due to the current level of uncertainty surrounding the ultimate course of action, we are unable at this time to estimate an amount or range of amounts of any charges that we may incur in connection with the planned strategic review. At such time as we have determined an estimate or range of estimates of any cash and non-cash charges resulting from our planned strategic review, we will report the estimate or range of estimates as required pursuant to Item 2.05 of Form 8-K.
Item 2.05 of this Current Report on Form 8-K (“Item 2.05”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are identified by words such as, “plans,” “expects,” “estimates,” “believes” and other similar words, expressions and formulations. Item 2.05 contains forward-looking statements regarding the timing and scope of our plan to pursue strategic alternatives, the potential strategic actions we may pursue, and the nature and amount of costs associated with and the potential value created by any such strategic actions. Many factors could affect the actual results of our plan to pursue strategic alternatives, and variances from the Company’s current expectations regarding such factors could cause actual results of our plan to pursue strategic alternatives to differ materially from those expressed in these forward-looking statements. The Company presently considers the following to be a non-exclusive list of important factors that could cause actual results to differ materially from its expectations: estimates of the non-cash and cash expenditures that may be incurred by the Company in connection with any strategic action and impact of any strategic action. A detailed discussion of these and other risks and uncertainties that could cause the Company’s actual results to differ materially from these forward-looking statements is included in the documents that the Company files with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These forward-looking statements speak only as of the date of this Report, and the Company does not undertake any obligation to revise or update such statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits

d)	The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release dated February 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Libbey Inc. Registrant
Date: February 20, 2019	By:	/s/ James C. Burmeister
James C. Burmeister
Senior Vice President, Chief Financial Officer